INTERFACE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JULY 1, 2012

	HISTORICAL INTERFACE	BENTLEY PRINCE STREET SEGMENT	PRO FORMA ADJUSTMENTS		PRO FORMA INTERFACE
	(in thousands)
ASSETS
Cash and Cash Equivalents	$36,878	$11	$33,686	a	$70,553
Accounts Receivable, Net	141,132	13,297	--		127,835
Inventories	173,684	28,872	--		144,812
Deferred Income Taxes	10,442	--	--		10,442
Prepaid Expenses and Other Current Assets	25,578	3,093	--		22,485
Total Current Assets	387,714	45,273	33,686		376,127
Property and Equipment, Net	190,652	12,042	--		178,610
Deferred Tax Asset	46,419	1,144	--		45,275
Goodwill	72,132	--	--		72,132
Other Assets	54,653	794	--		53,859
Total Assets	$751,570	$59,253	$33,686		$726,003

LIABILITIES
Accounts Payable	$56,891	$5,065	$--		$51,826
Accrued Expenses	85,072	3,261	8,304	b	90,115
Total Current Liabilities	141,963	8,326	8,304		141,941

Senior and Senior Subordinated Notes	283,070	--	--		283,070
Deferred Income Taxes	8,485	--	--		8,485
Other	37,188	1,406	--		35,782
Total Liabilities	470,706	9,732	8,304		469,278
Total Shareholders Equity	280,864	49,521	25,382	c	256,725
Total Liabilities and Equity	$751,570	$59,253	$33,686		$726,003

a
Represents cash received at closing of the sale of the Bentley Prince Street business segment.  The amount includes the parties’ estimate of working capital adjustments, as provided in the Stock Purchase Agreement, which is subject to post-closing confirmation.

b	Represents the accrual for estimated costs incurred in connection with or as a result of the sale of the Bentley Prince Street business segment.

c	Represents the aggregation of the above adjustments.

INTERFACE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FISCAL YEAR ENDED JANUARY 3, 2010

	HISTORICAL INTERFACE	BENTLEY PRINCE STREET SEGMENT	PRO FORMA ADJUSTMENTS		PRO FORMA INTERFACE
	(in thousands except per share amounts)

Net sales	$859,888	94,624	--		$765,264
Cost of sales	576,871	77,793	--		499,078
Gross profit on sales	283,017	16,831	--		266,186
Selling, general and administrative expenses	218,322	23,787	3,101	a	197,636
Income from litigation settlements	(5,926)	--	--		(5,926)
Restructuring and asset impairment charges	7,627	762	--		6,865
Operating income (loss)	62,994	(7,718)	(3,101)		67,611
Other expenses
Interest expenses	34,297	(43)	--		34,340
Bond retirement expense	6,096	--	--		6,096
Other expense (income)	576	201	--		375

Income (loss) from continuing operations before income tax/ benefit	22,025	(7,876)	(3,101)		26,800
Income tax expense (benefit)	9,352	(2,757)	(1,085)		11,023
Net income (loss) from continuing operations	$12,673	$(5,119)	$(2,016)		$15,777

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – basic:	$0.19	$(0.08)	$(0.03)		$0.24

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – diluted:	$0.19	$(0.08)	$(0.03)		$0.24

Common shares outstanding
Basic	63,213	63,213	63,213		63,213
Diluted	63,308	63,308	63,308		63,308

a
This adjustment represents the amount of allocated overhead to the Bentley Prince Street segment for the period presented that the Company does not expect would be eliminated due to the sale.  This unallocated overhead is shown as an adjustment to pro forma selling, general and administrative expenses to represent the selling, general and administrative expense of the pro forma Interface company after the sale of the Bentley Prince Street segment.

INTERFACE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FISCAL YEAR ENDED JANUARY 2, 2011

	HISTORICAL INTERFACE	BENTLEY PRINCE STREET SEGMENT	PRO FORMA ADJUSTMENTS		PRO FORMA INTERFACE
	(in thousands except per share amounts)
Net sales	$961,827	99,513	--		$862,314
Cost of sales	625,066	75,882	--		549,184
Gross profit on sales	336,761	23,631	--		313,130
Selling, general and administrative expenses	240,901	26,658	2,837	a	217,080
Income from litigation settlements	--	--	--		--
Restructuring and asset impairment charges	3,131	188	--		2,943
Operating income (loss)	92,729	(3,215)	(2,837)		93,107
Other expenses
Interest expenses	33,129	(104)	--		33,233
Bond retirement expense	44,379	--	--		44,379
Other expense (income)	657	75	--		582

Income (loss) from continuing operations before income tax/ benefit	14,564	(3,186)	(2,837)		14,913
Income tax expense (benefit)	4,494	(1,115)	(993)		4,616
Net income (loss) from continuing operations	$10,070	$(2,071)	$(1,844)		$10,297

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – basic:	$0.14	$(0.03)	$(0.03)		$0.14

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – diluted:	$0.14	$(0.03)	$(0.03)		$0.14

Common shares outstanding
Basic	63,794	63,794	63,794		63,794
Diluted	64,262	64,262	64,262		64,262

a
This adjustment represents the amount of allocated overhead to the Bentley Prince Street segment for the period presented that the Company does not expect would be eliminated due to the sale.  This unallocated overhead is shown as an adjustment to pro forma selling, general and administrative expenses to represent the selling, general and administrative expense of the pro forma Interface company after the sale of the Bentley Prince Street segment.

INTERFACE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FISCAL YEAR ENDED JANUARY 1, 2012

	HISTORICAL INTERFACE	BENTLEY PRINCE STREET SEGMENT	PRO FORMA ADJUSTMENTS		PRO FORMA INTERFACE
	(in thousands except per share amounts)
Net sales	$1,057,051	104,006	--		$953,045
Cost of sales	694,999	76,696	--		618,303
Gross profit on sales	362,052	27,310	--		334,742
Selling, general and administrative expenses	268,612	28,485	3,160	a	243,287
Income from litigation settlements	--	--	--		--
Restructuring and asset impairment charges	6,177	422	--		5,755
Operating income (loss)	87,263	(1,597)	(3,160)		85,700
Other expenses
Interest expenses	26,216	(109)	--		26,325
Bond retirement expense	--	--	--		--
Other expense (income)	434	(31)	--		465

Income (loss) from continuing operations before income tax/ benefit	60,613	(1,457)	(3,160)		58,910
Income tax expense (benefit)	21,237	(510)	(1,106)		20,640
Net income (loss) from continuing operations	$39,376	$(947)	$(2,054)		$38,270

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – basic:	$0.60	$(0.01)	$(0.03)		$0.59

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – diluted:	$0.60	$(0.01)	$(0.03)		$0.58

Common shares outstanding
Basic	65,291	65,291	65,291		65,291
Diluted	65,486	65,486	65,486		65,486

a
This adjustment represents the amount of allocated overhead to the Bentley Prince Street segment for the period presented that the Company does not expect would be eliminated due to the sale.  This unallocated overhead is shown as an adjustment to pro forma selling, general and administrative expenses to represent the selling, general and administrative expense of the pro forma Interface company after the sale of the Bentley Prince Street segment.

INTERFACE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

SIX MONTHS ENDED JULY 1, 2012

	HISTORICAL INTERFACE	BENTLEY PRINCE STREET SEGMENT	PRO FORMA ADJUSTMENTS		PRO FORMA INTERFACE
	(in thousands except per share amounts)
Net sales	$487,367	47,805	--		$439,562
Cost of sales	326,569	36,227	--		290,342
Gross profit on sales	160,798	11,578	--		149,220
Selling, general and administrative expenses	121,930	13,374	1,565	a	110,121
Income from litigation settlements	--	--	--		--
Restructuring and asset impairment charges	16,316	--	--		16,316
Operating income (loss)	22,552	(1,796)	(1,565)		22,783
Other expenses
Interest expenses	12,792	(10)	--		12,802
Bond retirement expense	--	--	--		--
Other expense (income)	711	23	--		688

Income (loss) from continuing operations before income tax/ benefit	9,049	(1,809)	(1,565)		9,293
Income tax expense (benefit)	4,725	(633)	(548)		4,810
Net income (loss) from continuing operations	$4,324	$(1,176)	$(1,017)		$4,483

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – basic:	$0.07	$(0.02)	$(0.02)		$0.07

Income (loss) from continuing operations per share attributable to Interface, Inc. common shareholders – diluted:	$0.07	$(0.02)	$(0.02)		$0.07

Common shares outstanding
Basic	65,701	65,701	65,701		65,701
Diluted	65,868	65,868	65,868		65,868

a
This adjustment represents the amount of allocated overhead to the Bentley Prince Street segment for the period presented that the Company does not expect would be eliminated due to the sale.  This unallocated overhead is shown as an adjustment to pro forma selling, general and administrative expenses to represent the selling, general and administrative expense of the pro forma Interface company after the sale of the Bentley Prince Street segment.